July 27, 2017

DREYFUS INVESTMENT FUNDS

-Dreyfus/Standish Global Fixed Income Fund

Supplement to Current Summary and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Standish Mellon Asset Management Company LLC (Standish).

David Leduc, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers, positions they have held since August 2006 and May 2011, respectively. Mr. Leduc is Chief Executive Officer and Chief Investment Officer at Standish.  Mr. Murphy is Managing Director of Global & Multi-Sector Strategies at Standish.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

David Leduc, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers, positions they have held since August 2006 and May 2011, respectively. Messrs. Leduc and Murphy are jointly and primarily responsible for managing the fund's portfolio. Mr. Leduc is Chief Executive Officer and Chief Investment Officer at Standish, positions he has held since August 2015 and October 2010, respectively.  He is responsible for overseeing all investment management activities at Standish.  He has been employed by Standish since 1995.  Mr. Murphy is Managing Director of Global & Multi-Sector Strategies at Standish, where he has been employed since 2005.

6940-4112STK0717